UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

June 2018 Amendment and Exchange Agreements

On June 28, 2018, Helios and Matheson Analytics Inc. (the “Company”) entered into separate June 2018 Amendment and Exchange Agreements (each, an “Exchange Agreement”) with the holders (each, a “Holder” and collectively, the “Holders”) of certain warrants to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) for the purpose of exchanging outstanding warrants to purchase an aggregate of 26,609,269 shares of Common Stock (the “Warrants”) for an aggregate of 22,617,879 shares of Common Stock (collectively, the “Exchange Shares”), based on a ratio of 0.85 Exchange Shares for each warrant share. As a result, the Warrants have been cancelled.

Voting Agreements

On June 28, 2018, each Holder that was not a party to the securities purchase agreement dated June 21, 2018 among the Company and certain investors (as amended, the “June Securities Purchase Agreement”) entered into a voting agreement with the Company (each, a “Voting Agreement” and collectively, the “Voting Agreements”). Pursuant to the Voting Agreement, each Holder agreed to vote the Exchange Shares and any shares of Common Stock the Holder owns or may acquire (collectively, the “Holder Securities”) at any meeting of stockholders of the Company: (a) in favor of (i) approval of resolutions providing for the issuance of shares of Common Stock upon conversion of the convertible notes issued by the Company on January 11, 2018, in accordance with Nasdaq Listing Rule 5635 (the “Stockholder Approval”), (ii) an increase in the authorized shares of the Company and (iii) a reverse stock split of the Common Stock; and (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Transaction Documents (as defined in the June Securities Purchase Agreement) or the Transaction Documents (as defined in the securities purchase agreement dated January 11, 2018 among the Company and certain buyers (the “January Securities Purchase Agreement)) or which could result in any of the conditions to the Company's obligations under the Transaction Documents (as defined in the June Securities Purchase Agreement) or the Transaction Documents (as defined in the January Securities Purchase Agreement), as applicable, not being fulfilled. The agreements to vote the Holder Securities described above terminate immediately following the occurrence of the Stockholder Approval described above.

The Voting Agreements also require that, at any time on or prior to the record date for the meeting of stockholders of the Company at which the Company will seek the Stockholder Approval, each Holder will not sell or transfer any of the Exchange Shares. However, the Holders (or their designees, as applicable) are not prohibited from (i) using their Holder Securities to cover the Holders’ or their respective affiliates’ Short Sales (as defined in SEC Regulation SHO) outstanding as of the date of the Voting Agreement, (ii) lending any of their Holder Securities to any person, or (iii) pledging any of the Holder Securities to any person.

Leak-Out Agreements

In connection with the Exchange Agreement, on June 28, 2018, each Holder entered into a leak-out agreement with the Company (each a “Leak-Out Agreement” and collectively, the “Leak-Out Agreements”), which restricts each Holder from selling the Exchange Shares during certain periods. Pursuant to the Leak-Out Agreements, for a period ending on the earlier of (x) July 23, 2018 and (y) the Stock Split Stockholder Approval Date (as defined in the June Securities Purchase Agreement) (such earlier date, the “Lock-Up End Date”), the Holder will not, after the date of the Leak-Out Agreement, sell any of the Exchange Shares. However, the Holders (or their designees, as applicable) are not prohibited from (i) using their Holder Securities to cover the Holders’ or their respective affiliates’ Short Sales (as defined in SEC Regulation SHO) outstanding as of the date of the Leak-Out Agreement, (ii) lending any of their Holder Securities to any person, or (iii) pledging any of their Holder Securities to any person. In addition, subject to certain exclusions, Holders and any Trading Affiliates (as defined in the Leak-Out Agreements) will be restricted from selling specified amounts of their Exchange Shares for up to fifteen calendar days after the Lock-Up End Date, unless certain events, as described in the Leak-Out Agreements, earlier terminate such restrictions.

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Amendment to June Securities Purchase Agreement

On June 28, 2018, the Company and the Required Holder (as defined in the June Securities Purchase Agreement), entered into an amendment to the June Securities Purchase Agreement (“Amendment No. 1 to Securities Purchase Agreement”), pursuant to which the Stockholder Meeting Deadline (as defined in the June Securities Purchase Agreement) was amended from July 18, 2018 to July 23, 2018.

The above discussion does not purport to be a complete description of the Exchange Agreements, the Voting Agreements, the Leak-Out Agreements and Amendment No. 1 to Securities Purchase Agreement, described in this Current Report and it is qualified in its entirety by reference to the full text of the document or the form of the document, as applicable, each of which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02. The Company relied on Section 3(a)(9) of the Securities Act of 1933, as amended, for the sale of the Exchange Shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of June 2018 Amendment and Exchange Agreement
10.2	Form of Voting Agreement
10.3	Form of Leak-Out Agreement
10.4	Amendment No. 1 to Securities Purchase Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Dated: June 28, 2018	By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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